Transactions with Related Parties	6 Months Ended
Jun. 30, 2016
Notes To Consolidated Financial Statements
Related Party Transactions Disclosure

3. Transactions with Related Parties

Sale of Vessels and Novation of Newbuild Contracts

In December 2015, Polys Hajioannou submitted a proposal to the Company's Board of Directors, pursuant to which companies controlled by Polys Hajioannou would (a) purchase two vessels of the Company's operating fleet, the Stalo and the Kypros Unity and (b) novate the contracts of two of the Company's newbuilds, Hull 1718 and Hull 1552, respectively. Upon receipt of this proposal, a special committee consisting of the Company's three independent directors (“Special Committee”) was formed and authorized by the Board of Directors of the Company in order to evaluate the proposal. The Special Committee was advised by independent counsel. During January 2016, the Special Committee obtained two appraisals from independent third parties for each of the two vessels and for each of the two newbuildings, and negotiated the terms of the sale of the vessels and the newbuild contract novations. In February, 2016 the Special Committee of the Company determined this proposal to be in the best interest of the Company and its shareholders and approved the sale of the Stalo and the Kypros Unity and the novation of the contracts of Hull 1718 and Hull 1552 to companies controlled by Polys Hajioannou. The agreed sale price for the Stalo is $9,000 in cash, which represents the higher of the two appraisals for that vessel, and the agreed sale price for the Kypros Unity is $20,000 in cash, which likewise represents the higher of the two appraisals for that vessel that the Special Committee had obtained. The remaining commitment under the newbuild contract for Hull 1718 as of December 31, 2015 and as of the day of signing the novation agreement was $28,400, compared to $26,500, which represents the higher of the two appraisals obtained by the Special Committee for such newbuild. The Sales Fee due to the Managers pursuant to the Management Agreements arising from the above transactions has been waived.

The novation of the contract of Hull 1718 was executed in February 2016. The sales of Stalo and of the Kypros Unity were consummated in March 2016. The Company recorded an aggregate loss of $2,750 from such sales. The novation of the contract of Hull 1552 was not completed. For more information refer to Note 6.